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                                                                       EXHIBIT 1

                             JOINT FILING AGREEMENT

         In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them a Statement on Schedule 13D (including amendments thereto) with regard to the common stock of AutoZone, Inc., and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof, the undersigned, being duly authorized, hereby execute this Agreement as of January 2, 2003.

                                 ESL PARTNERS, L.P.

                                 By: RBS Partners, L.P., its general partner
                                 By: ESL Investments, Inc., its general partner


                                     By: /s/ WILLIAM C. CROWLEY
                                         ---------------------------------------
                                         William C. Crowley
                                         President

                                 ESL LIMITED

                                 By: ESL Investment Management, LLC, its
                                     investment manager


                                     By: /s/ WILLIAM C. CROWLEY
                                         ---------------------------------------
                                         William C. Crowley
                                         Member

                                 ESL INSTITUTIONAL PARTNERS, L.P.

                                 By: RBS Investment Management, LLC, its general
                                     partner


                                     By: /s/ WILLIAM C. CROWLEY
                                         ---------------------------------------
                                         William C. Crowley
                                         Member

                                 ESL INVESTORS, L.L.C.

                                 By: RBS Partners, L.P., its manager
                                 By: ESL Investments, Inc., its general partner


                                     By: /s/ WILLIAM C. CROWLEY
                                         ---------------------------------------
                                         William C. Crowley
                                         President



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                                 ACRES PARTNERS, L.P.

                                 By: ESL Investments, Inc., its general partner


                                     By: /s/ WILLIAM C. CROWLEY
                                         ---------------------------------------
                                         William C. Crowley
                                         President


                                 MARION PARTNERS, L.P.

                                 By: ESL Investments, Inc., its general partner


                                     By: /s/ WILLIAM C. CROWLEY
                                         ---------------------------------------
                                         William C. Crowley
                                         President


                                 BLUE MACAW PARTNERS, L.P.

                                 By: ESL Investments, Inc., its general partner


                                     By: /s/ WILLIAM C. CROWLEY
                                         ---------------------------------------
                                         William C. Crowley
                                         President



                                  /s/ EDWARD S. LAMPERT
                                 -----------------------------------------------
                                 EDWARD S. LAMPERT


                                 200GA, L.P.

                                 By: ESL Investments, Inc., its general partner


                                     By: /s/ WILLIAM C. CROWLEY
                                         ---------------------------------------
                                         William C. Crowley
                                         President